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                                                                  EXHIBIT 10.2

                             STOCK INCENTIVE PLAN

                                      OF

                              CLARUS CORPORATION
            (As Amended and Restated Effective as of June 13, 2000)






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                             STOCK INCENTIVE PLAN
                                      OF
                              CLARUS CORPORATION
            (As Amended and Restated Effective as of June 13, 2000)



1.   Purpose

     The purpose of the Stock Incentive Plan of Clarus Corporation, as amended and restated (formerly, the 1998 Stock Incentive Plan of Clarus Corporation) (the "Plan"), is to encourage and enable selected employees, directors and independent contractors of Clarus Corporation (the "Corporation") and its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "Awards") to selected employees, independent contractors and directors, including the granting of incentive stock options ("Incentive Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options"), stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards"), and restricted units ("Restricted Units") to such participants. Incentive Options and Nonqualified Options shall be referred to herein collectively as "Options." Restricted Stock Awards and Restricted Units shall be referred to herein collectively as "Restricted Awards."

2.   Administration of the Plan

     (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board"); provided, however, that the Board may, in its sole discretion, assume administration of the Plan in whole or in part. (For the purposes herein, references to the "Committee" shall also include the Board if it is acting in its administrative capacity.) Unless the Board shall determine otherwise, the Committee shall be comprised solely of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as may otherwise be permitted by Rule 16b-3. Further, to the extent required by Section 162(m) of the Code or related regulations, the Plan shall be administered by a committee comprised of "outside directors" (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations.

     (b) Any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Committee and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the
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form or forms of the agreements evidencing any Awards granted under the Plan;
(iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and agreements evidencing Awards granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Committee shall have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.

     (c) Notwithstanding Section 2(b), the Committee may delegate to the chief executive officer or president of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 2(b) herein with respect to such Awards, to any individual who, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of
Section 16 of the Exchange Act; (ii) is not deemed to be a Covered Employee; and
(iii) is otherwise eligible under Section 5. To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 2(c) to the chief executive officer or president, references to the Committee shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.

3.   Effective Date

     The effective date of the Plan shall be February 5, 1998 (the "Effective Date"). The Plan was amended and restated effective as of June 13 , 2000. Awards may be granted under the Plan on and after the Effective Date, but no Awards will be granted after February 4, 2008.

4.   Shares of Stock Subject to the Plan

     (a) Subject to adjustment as provided in Section 4(c), the number of shares of Common Stock that may be issued pursuant to Awards shall equal the sum of (i) 3,000,000 shares of Common Stock; (ii) any shares of Common Stock available for future awards under the SQL 1992 Stock Plan (the "Prior Plan") as of June 13, 2000; and (iii) any shares of Common Stock that are represented by awards granted under the Plan or the Prior Plan which are forfeited, expire or are canceled or terminated without delivery of shares of Common Stock or which result in the forfeiture of the shares of Common Stock back to the Corporation. Shares issued pursuant to the Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase.

     (b) The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award is forfeited, canceled, settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an Option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the

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shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

     (c) If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, or reverse stock split, or if there is a similar change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to Awards or to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards.

     (d) In no event shall an employee be granted Awards under the Plan for more than 200,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value of the Common Stock on the date of grant of the Award) during any calendar year, subject to adjustment as provided in Section 4(c) herein.

5.   Eligibility

     An Award may be granted only to an individual who satisfies the following eligibility requirements on the date the Award is granted:

     (a) The individual is either (i) an employee of the Corporation or a related corporation, (ii) a director of the Corporation or a related corporation, or (iii) an independent contractor, consultant or advisor (collectively, "independent contractors") providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee.

     (b) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation. Notwithstanding the foregoing, an individual who owns more than ten percent of the total combined voting power of the Corporation may be granted an Incentive Option if the option price (as determined pursuant to Section 6(b) herein, is at least 110% of the Fair Market Value of the Common Stock (as defined in Section 6(b) herein), and the option period (as defined in Section 6(c) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

     (c) The individual, being otherwise eligible under this Section 5, is selected by the Committee as an individual to whom an Award shall be granted (a "Participant").

6.   Options

     (a) Grant of Options: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, upon such terms and at such times as the Committee shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan; provided, however, that Incentive Options may only be

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granted to employees of the Corporation or a related corporation. To the extent necessary to comply with Section 422 of the Code and related regulations, if an Option is designated as an Incentive Option but does not qualify as such under
Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option.

     (b) Option Price; Date of Grant; Fair Market Value: The price per share at which an Option may be exercised (the "option price") shall be established by the Committee at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided, that (i) in the case of an Incentive Option, the option price shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the Option is granted; and (ii) in no event shall the option price per share of any Option be less than the par value per share of the Common Stock. In addition, the following rules shall apply:

          (i) An Incentive Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on any later date specified by the Committee as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Committee acts to grant the Option or any other date specified by the Committee as the date of grant of the Option.

          (ii) For the purposes of the Plan, unless an individual agreement provides otherwise, the Fair Market Value of the shares shall be determined in good faith by the Committee in accordance with the following provisions:
     (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported or if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted) as quoted on such system on the date immediately preceding the date the Option is granted for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

          (iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000.

     (c)  Option Period and Limitations on the Right to Exercise Options

          (i) The term of an Option (the "option period") shall be determined by the Committee at the time the Option is granted. With respect to Incentive Options, such period

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     shall not extend more than ten years from the date on which the Option is granted. Any Option or portion thereof not exercised before expiration of the option period shall terminate. The period or periods during which and the terms and conditions pursuant to which an Option may be exercised shall be determined by the Committee at the time the Option is granted.

          (ii) An Option may be exercised by giving written notice to the Corporation at such place as the Corporation or its designee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Unless an individual option agreement provides otherwise, such payment shall be in the form of
     (A) cash; (B) delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant at the time of exercise for a period of at least six months and otherwise acceptable to the Committee;
     (C) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (D) a combination of the foregoing methods, as elected by the Participant. Shares tendered in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Committee by applying the provisions of
     Section 6(b)(ii).

          (iii) Unless an individual option agreement provides otherwise, and notwithstanding Section 6(c)(i) herein, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in
     Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

                 (A) An Option shall not be affected by any change in the terms, conditions or status of the Participant's employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

                 (B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. The Committee shall determine whether a Participant is disabled, and, if applicable, the date of a participant's termination of employment or service for any reason (the "termination date").

                 (C) Unless an individual option agreement provides otherwise, if the employment of a Participant is terminated because of disability within the meaning of subparagraph (B), or if the Participant dies while he is an employee or dies after the termination of his employment because of disability, the Option may be exercised only to the extent exercisable on his termination date, except that the Committee may in its discretion accelerate

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          the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of twelve months next succeeding the termination date; or (Y) the close of the option period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

               (D) Unless an individual option agreement provides otherwise, if the employment of the Participant is terminated for any reason other than disability (as defined in subparagraph (B)), death or for "cause," his Option may be exercised to the extent exercisable on the date of such termination of employment, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the date of such termination of employment. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three (3) months next succeeding the termination date; or (Y) the close of the option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or
          (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant's date of termination of employment as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

               (E) Unless an individual option agreement provides otherwise, if the employment of the Participant is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Committee. For purposes of the Plan, the Participant's termination shall be for "cause" if such termination results from the Participant's (W) (with respect to Options granted on or after June 13, 2000) termination for "cause" under the Participant's employment, consulting or other agreement with the Corporation or a related corporation; (X) dishonesty or conviction of a crime; (Y) failure to perform his duties to the satisfaction of the Corporation; or (Z) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

               (F) Notwithstanding the foregoing, the Committee shall have authority, in its discretion, to extend the period during which an Option may be exercised; provided that, in the event that any such extension shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension shall be made without the prior written consent of the Participant.

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               (iv)   Unless an individual agreement provides otherwise, an
          Option granted to a Participant who was an independent contractor or director of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(c)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three (3) months next succeeding the termination date; or (Y) the close of the option period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Committee. Notwithstanding the foregoing, the Committee may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date or extend the period during which an Option may be exercised, or both.

               (v) A Participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights of a stockholder unless and until certificates for such shares are delivered to him or them under the Plan.

               (vi) Nothing in the Plan shall confer upon the Participant any right to continue in the service of the Corporation or a related corporation as an employee, director, or independent contractor or to interfere in any way with the right of the Corporation or a related corporation to terminate the Participant's employment or service at any time.

               (vii) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

          (d)  Nontransferability of Options

               (i) Incentive Options shall not be transferable other than by will or the laws of intestate succession. Nonqualified Options shall not be transferable other than by will or the laws of intestate succession, except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

               (ii) If a Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the Option was granted.

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7.   Stock Appreciation Rights

     (a) Grant of SARs: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Committee shall determine. SARs may be granted to an optionee of an Option (hereinafter called a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Tandem SAR") or may be granted separately to an eligible key employee (a "Freestanding SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Corporation upon such terms and conditions as are provided in the agreement relating to the grant of the SAR.

     (b) Tandem SARs: A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. Tandem SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Committee may provide in the agreement), and in no event after the complete termination or full exercise of the Related Option. For purposes of determining the number of shares of Common Stock that remain subject to such Related Option and for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted, upon the exercise of Tandem SARs, the Related Option shall be considered to have been surrendered to the extent of the number of shares of Common Stock with respect to which such Tandem SARs are exercised. Upon the exercise or termination of the Related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Related Option price per share; provided, that the Committee may, in any agreement granting Tandem SARs, establish a maximum value payable for such SARs.

     (c) Freestanding SARs: Unless an individual agreement provides otherwise, the base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock (as determined in accordance with Section 6(b)(ii) herein) on the date of grant of the Freestanding SAR. Subject to the limitations of the Plan, upon the exercise of a Freestanding SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Freestanding SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the base price per share of such Freestanding SAR; provided, that the Committee may, in any agreement granting Freestanding SARs, establish a maximum value payable for such SARs.

     (d)  Exercise of SARs:

          (i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as are provided in the agreement relating to the grant of the SAR. The period during which an SAR may be exercisable shall not exceed ten years from the date of grant or, in the case of Tandem SARs, such shorter option period as may apply to

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     the Related Option. Any SAR or portion thereof not exercised before expiration of the period stated in the agreement relating to the grant of the SAR shall terminate.

          (ii) SARs may be exercised by giving written notice to the Corporation at such place as the Committee shall direct. The date of exercise of the SAR shall mean the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR.

          (iii) No SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 5, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(c)(iii) and (iv) herein.

     (e) Consideration; Election: The consideration to be received upon the exercise of the SAR by the Participant shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of such SAR in accordance with Section 6(b)(ii) herein) or a combination of cash and shares of Common Stock, as elected by the Participant, subject to the terms of the Plan and the applicable agreement. The Corporation's obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Committee may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable agreement, the Participant will receive cash in lieu of fractional shares.

     (f) Limitations: The applicable SAR agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Committee. Unless otherwise so provided in the applicable agreement or the Plan, any such terms, conditions or limitations relating to a Tandem SAR shall not restrict the exercisability of the Related Option.

     (g)  Nontransferability:

          (i) SARs shall not be transferable other than by will or the laws of intestate succession (except to the extent, if any, that a Related Option is a Nonqualified Option and is transferable pursuant to Section 6(d) herein). The designation of a beneficiary does not constitute a transfer. SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative.

          (ii) If the Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an SAR may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the SAR was granted.

8.   Grant and Earning of Restricted Awards

     (a) Grant and Earning of Restricted Awards: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Committee shall determine. A Restricted Award may consist of a Restricted Stock Award or a Restricted Unit, or both. Restricted Awards

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shall be payable in cash or whole shares of Common Stock (including Restricted
Stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Committee. The Committee shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, the continued service of the Participant for a certain period of time, attainment of such performance objectives as the Committee may determine, a combination of continued service and performance objectives, retirement, displacement, disability, death or a combination of such conditions. The Committee shall determine the nature, length and starting date of the period, if any, during which the Restricted Award may be earned (the "Restriction Period") for each Restricted Award, which shall be as stated in the agreement to which the Award relates. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Committee shall determine the performance objectives to be used in valuing Restricted Awards and determine the extent to which such Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate, including, but not limited to, sales targets, earnings per share, return on equity, return on assets, total revenue, total return to stockholders, or any combination of the foregoing. The Committee shall determine the terms and conditions of each Restricted Award, including the form and terms of payment of Awards. The Committee shall have sole authority to determine whether and to what degree Restricted Awards have been earned and are payable and to interpret the terms and conditions of Restricted Awards and the provisions herein. The Committee, in its sole and absolute discretion, may accelerate the date that any Restricted Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards.

     (b) Forfeiture of Restricted Awards: Unless an individual agreement provides otherwise, if the employment or service of a Participant shall be terminated for any reason and the Participant has not earned all or part of a Restricted Award pursuant to the terms herein, such Award to the extent not then earned shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

     (c) Dividend and Voting Rights; Share Certificates: Unless an individual agreement provides otherwise, (i) a Participant shall have no dividend rights or voting rights or other rights as a stockholder with respect to shares reserved in his name pursuant to a Restricted Award payable in shares but not yet earned, and (ii) a certificate or certificates for shares of Common Stock representing a Restricted Award payable in shares shall be issued in the name of the Participant and distributed to the Participant (or his beneficiary) as soon as practicable following the date that the shares subject to the Award are earned. No certificate shall be issued hereunder in the name of the Participant (or his beneficiary) except to the extent the shares represented thereby have been earned.

     (d)  Nontransferability:

          (i) The recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired or until all conditions to vesting have been met.

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

          (ii) Restricted Awards shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

          (iii) If a Participant of a Restricted Award is subject to Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the consent of the Committee, be sold or otherwise disposed of within six months following the date of grant of such Award.

9.   Withholding

     The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an Award. The Corporation shall require any recipient of an Award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the recipient may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an Award, by electing (the "Election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined (the "Tax Date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Committee in accordance with election procedures established by the Committee.

10.  Performance-Based Compensation

     To the extent that Section 162(m) of the Code is applicable, the Committee shall have discretion to determine the extent, if any, that Awards conferred under the Plan to Covered Employees, as such term is defined in Section 19(b) herein, shall comply with the qualified performance-based compensation exception to employer compensation deductions set forth in Section 162(m) of the Code.

11.  Section 16(b) Compliance

     It is the general intent of the Corporation that transactions under the Plan which are subject to Section 16 of the Exchange Act shall comply with Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

12.  No Right or Obligation of Continued Employment or Service

     Nothing contained in the Plan shall require the Corporation or a related corporation to continue the employment or service of a Participant, nor shall any such individual be required to remain in the employment or service of the Corporation or a related corporation. Except as otherwise provided in the Plan,
(i) all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant's employment or service; and (ii) Awards granted under the Plan to employees of the Corporation or a related corporation shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of, or in service to, the Corporation or a related corporation.

13.  Unfunded Plan; Retirement Plans

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

     (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

14.  Amendment and Termination of the Plan

     The Plan and any Award may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) amendment or termination of an Award shall not, without the consent of the recipient of an Award, adversely affect the rights of the recipient with respect to an outstanding Award; and (ii) approval of an amendment to the Plan by the stockholders of the Corporation shall only be required in the event such stockholder approval of any such amendment is required by applicable law, rule or regulation.

15.  Restrictions on Awards and Shares

     The Corporation may impose such restrictions on any Awards and shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the Securities Act, under the requirements of any stock exchange or similar organization and under any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue or deliver shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities
Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

16.  Applicable Law

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state.

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

17.  Stockholder Approval

     The Plan is subject to approval by the stockholders of the Corporation, which approval must occur, if at all, within 12 months of the effective date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

18.  Change of Control

     (a) With respect to Awards granted on and after the Effective Date of the Plan and before October 28, 1999, notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined in Section 18(c) herein):

          (i) All Options and SARs outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable.

          (ii) Any restrictions including but not limited to the Restriction Period applicable to any Restricted Award shall be deemed to have expired, and such Restricted Awards shall become fully vested and payable to the fullest extent of the original grant of the applicable Award.

          (iii) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Committee may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the board of directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Awards granted under the Plan), as in the opinion of the Committee is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 18(a)(iii) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

     (b) Notwithstanding anything to the contrary herein, with respect to Awards granted on or after October 28, 1999, the following provisions shall apply in lieu of the provisions of Section 18(a) (unless an individual agreement provides otherwise):

          (i) Any Options and SARs outstanding as of the date of such Change of Control which are not otherwise exercisable on that date shall immediately become exercisable with respect to 50% of that portion of such outstanding Award which was not otherwise exercisable as of such date; and

          (ii) Any Restricted Awards outstanding as of the date of such Change of Control which had not otherwise vested shall be deemed to be vested and payable with respect to 50% of that portion of such outstanding Award which was not otherwise vested on such date.

          (iii) Notwithstanding the foregoing, in the event of a Change of Control, the Committee may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Board of Directors of the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including, but not limited to, the assumption or continuation of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Awards granted under the Plan), as in the opinion of the Committee is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 18(b)(iii) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

     (c) For the purposes herein, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

          (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, (A) fifty-one percent (51%) or more of the outstanding Common Stock of the Corporation if the Corporation's stock is not then registered with the SEC and publicly traded or (B) forty percent (40%) or more of the outstanding Common Stock of the Corporation if the Corporation has consummated its initial public offering;

          (ii) The date the stockholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than (x) a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before and (y) with respect to Awards granted on or after October 28, 1999, any merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation continue to own at least a majority of the combined voting securities of the Corporation (or the surviving entity) outstanding immediately after such merger or consolidation, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

          (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

     (For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

19.  Certain Definitions

     For purposes of the Plan, the following terms shall have the meaning indicated:

     (a) "Agreement" means any written agreement or agreements between the Corporation and the recipient of an Award pursuant to the Plan relating to the terms, conditions and restrictions of Options, SARs, Restricted Awards and any other Awards conferred herein.

     (b) "Covered Employee" shall have the meaning given the term in Section 162(m) of the Code or the regulations thereunder.

     (c) "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     (d) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     (e) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

     (f) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

     (g) "Restricted Stock" shall mean shares of Common Stock which are subject to Restricted Awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan or the agreement relating to such Award.

     (h) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     IN WITNESS WHEREOF, this Stock Incentive Plan of Clarus Corporation, as amended and restated, has been executed in behalf of the Corporation effective as of the 13/th/ day of June, 2000.


                                    CLARUS CORPORATION


                                    By: /s/ Stephen P. Jeffery
                                        ----------------------------------------
                                        Stephen P. Jeffery, Chairman,
                                        Chief Executive Officer and President

Attest:


/s/ Mark D. Gagne
--------------------------------
Mark D. Gagne, Secretary

[Corporate Seal]

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